UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 24, 2004

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                     1-3480                      41-0423660
(State of Incorporation)         (Commission                  (IRS Employer
                                 File Number)                Identification No.)

                               Schuchart Building
                             918 East Divide Avenue
                          P.O. Box 5650 Bismarck, North
                              Dakota 58506-5650
                    (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (701) 222-7900





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On September 24, 2004, Ronald D. Tipton announced his intention to retire and resign from his positions as Chief Executive Officer of Montana-Dakota Utilities Co.("Montana-Dakota") and Great Plains Natural Gas Co. ("Great Plains"), both of which are public utility divisions of MDU Resources Group, Inc. (the "Company"), and as a director and/or officer of various of the Company's subsidiaries, effective September 28, 2004. Mr. Tipton will continue to be employed by Montana-Dakota as a Special Projects Advisor until January 2005.

     Bruce T. Imsdahl, as President of both Montana-Dakota and Great Plains, will continue to manage the day-to-day operations of those divisions.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 24, 2004



                                          MDU RESOURCES GROUP, INC.


                                          By:   /s/ Vernon A. Raile
                                             -----------------------------------
                                             Vernon A. Raile
                                             Senior Vice President
                                             and Chief Accounting Officer